Transocean

Fleet Status Report

October 16, 2013

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Updated: October 16, 2013
Revisions Noted in Bold
Dynamically positioned *

				Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)			Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)	Dayrate on Previous Contract (3) (Dollars)	Estimated out of Services Dates (4)				Estimated out of Services Dates (4)
	Footnote References	Floater Type	Dynamically Positioned										2013				2014
Rig Type/Name							Location	Customer					Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Rigs Under Construction (7)

Deepwater Asgard	(11)	ship	*	TBA	12,000	40,000	Indonesia	TBA	Q1 2014	Q1 2017	600,000	N/A	—	—	—	—
Deepwater Invictus	(6), (11)	ship	*	TBA	12,000	40,000	USGOM	BHP Billiton	Q3 2014	Q2 2017	595,000	N/A	—	—	—	—
DSME 12000 Drillship TBN1	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q4 2015	Q4 2025	519,000	N/A	—	—	—	—
DSME 12000 Drillship TBN2	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q2 2016	Q2 2026	519,000	N/A	—	—	—	—
DSME 12000 Drillship TBN3	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q4 2016	Q4 2026	519,000	N/A	—	—	—	—
DSME 12000 Drillship TBN4	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q2 2017	Q2 2027	519,000	N/A	—	—	—	—
DSME 12000 Drillship TBN5	(6), (8), (11)	ship	*	TBA	12,000	40,000	USGOM	Chevron	Q4 2016	Q4 2021	599,000	N/A	—	—	—	—

High Specification Floater: Ultra-Deepwater (27)

Discoverer Americas	(6)	ship	*	2009	12,000	40,000	Tanzania	Statoil	Sep-13	Dec-14	636,000	585,000	—	—	—	—	—	5	25	—
	(6)						USGOM	Statoil	Dec-14	May-16	600,000	636,000
Deepwater Champion	(6)	ship	*	2011	12,000	40,000	USGOM	ExxonMobil	Jun-12	Nov-15	669,000	655,000	—	—	—	—	—	—	—	—
Discoverer Clear Leader	(6), (12)	ship	*	2009	12,000	40,000	USGOM	Chevron	Sep-09	Sep-14	566,000	503,000	—	—	—	—	21	—	—	—
	(6), (8)						USGOM	Chevron	Sep-14	Aug-18	590,000	566,000
Discoverer Inspiration	(6)	ship	*	2010	12,000	40,000	USGOM	Chevron	Feb-10	Mar-15	521,000	494,000	—	—	—	—	—	—	—	—
	(6), (8)						USGOM	Chevron	Apr-15	Apr-20	585,000	521,000
Dhirubhai Deepwater KG1		ship	*	2009	12,000	35,000	India	Reliance	Aug-09	Jul-14	510,000	N/A	—	—	5	—	—	—	47	—
Dhirubhai Deepwater KG2		ship	*	2010	12,000	35,000	India	Reliance	Mar-12	Feb-15	510,000	573,000	—	—	—	—	21	—	—	—
Discoverer India	(14)	ship	*	2010	12,000	40,000	USGOM	Reliance	Sep-13	Sep-16	528,000	499,000	8	—	—	—	—	—	—	—
							India	Reliance	Sep-16	Nov-20	508,000	528,000
Petrobras 10000	(6), (7), (8)	ship	*	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19	436,000	N/A	—	—	—	—	—	30	43	—
Discoverer Deep Seas	(6)	ship	*	2001	10,000	35,000	USGOM	Chevron	Feb-11	Oct-13	456,000	517,000	—	—	—	—	—	—	—	—
	(6)						USGOM	Murphy Oil	Oct-13	Oct-16	595,000	456,000
Discoverer Enterprise	(6)	ship	*	1999	10,000	35,000	USGOM	BP	Jan-13	Jan-14	515,000	523,000	—	—	—	—	—	—	—	12

Discoverer Spirit	(6)	ship	*	2000	10,000	35,000	USGOM	Anadarko	Jul-12	Jun-14	555,000	546,000	—	—	—	7	—	—	84	—
GSF C.R. Luigs	(6)	ship	*	2000	10,000	35,000	USGOM	BHP Billiton	Dec-11	Feb-14	536,000	411,000	—	—	10	—	—	—	—	—
GSF Jack Ryan	(6), (19)	ship	*	2000	10,000	35,000	Nigeria	Total	Jun-09	Jul-14	445,000	297,000	—	—	—	—	—	—	5	92
Deepwater Discovery	(6), (7)	ship	*	2000	10,000	30,000	Brazil						—	—	53	31	—	—	—	—
Deepwater Frontier		ship	*	1999	10,000	30,000	Australia	ExxonMobil	Feb-13	Feb-14	534,000	475,000	—	—	—	—	14	—	—	—
							Australia	ExxonMobil	Feb-14	Oct-14	565,000	534,000
Deepwater Millennium	(7)	ship	*	1999	10,000	30,000	Australia	Woodside	Feb-14	Feb-15	603,000	570,000	—	—	16	92	52	—	—	—
	(7)						Australia	Woodside	Feb-15	Feb-16	614,000	603,000
Deepwater Pathfinder	(6)	ship	*	1998	10,000	30,000	USGOM	Eni	Aug-10	Apr-15	678,000	550,000	—	—	—	7	—	—	—	—
Deepwater Expedition		ship	*	1999	8,500	30,000	Saudi Arabia	Saudi Aramco	Nov-12	Nov-14	650,000	640,000	—	—	—	—	—	—	—	—
Cajun Express	(6), (7), (20)	semi	*	2001	8,500	35,000	Morocco/Senegal	Cairn Energy	Oct-13	Sep-14	600,000	520,000	—	1	92	13	—	—	—	—
Deepwater Nautilus	(6), (8), (19)	semi		2000	8,000	30,000	USGOM	Shell	Aug-12	Aug-17	533,000	551,000	—	—	—	—	—	—	30	92
GSF Explorer		ship	*	1972/1998	7,800	30,000	India	ONGC	Jul-13	Jul-14	412,000	N/A	19	37	23	—	—	—	—	—
Discoverer Luanda	(6), (13)	ship	*	2010	7,500	40,000	Angola	BP	Jan-11	Jan-18	470,000	N/A	—	—	—	—	—	—	—	—
GSF Development Driller I	(6)	semi	*	2005	7,500	37,500	USGOM	BHP Billiton	Oct-12	Aug-14	580,000	525,000	—	—	3	59	—	—	—	—
GSF Development Driller II	(6)	semi	*	2005	7,500	37,500	USGOM	BP	Nov-08	Nov-13	603,000	208,000	—	—	—	—	16	4	—	—
Development Driller III	(6)	semi	*	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	426,000	N/A	—	—	—	—	—	12	—	—
Sedco Energy		semi	*	2001	7,500	35,000	Ghana	Tullow	Oct-11	Dec-13	450,000	N/A	—	—	—	—	—	—	—	—
Sedco Express	(7)	semi	*	2001	7,500	35,000	Nigeria	ENI	Jan-13	Oct-14	600,000	500,000	44	—	14	—	—	—	—	—
										Total Estimated Days Out of Service			71	38	215	209	124	51	234	196
										Estimated Average Contract Dayrate(5)			$521,000	$527,000	$531,000	$539,000	$546,000	$554,000	$566,000	$567,000

High Specification Floater: Deepwater (12)

Deepwater Navigator	(7), (8), (15)	ship	*	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	376,000	190,000	—	—	—	—	—	—	14	—
Discoverer Seven Seas		ship	*	1976/1997	7,000	25,000	Indonesia	Inpex	Jun-13	Jan-14	500,000	490,000	33	12	—	—	—	—	—	—
Transocean Marianas	(8)	semi		1979/1998	7,000	30,000	Namibia	HRT	Mar-13	Oct-13	530,000	456,000	62	—	—	45	—	—	30	—
Sedco 706	(6), (7)	semi	*	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	Apr-14	361,000	N/A	—	—	—	—	—	21	—	—
Sedco 702	(6), (7)	semi	*	1973/2007	6,500	25,000	Nigeria	Shell	Sep-12	Jan-16	461,000	357,000	—	—	—	73	42	—	—	—
Sedco 707	(7), (8), (15)	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Nov-14	395,000	188,000	90	68	—	—	—	—	—	—
GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Aug-12	Aug-13	324,000	324,000	—	—	—	—	—	—	33	9
							Angola	ExxonMobil	Aug-13	Aug-14	328,000	324,000
							Angola	ExxonMobil	Aug-14	Aug-14	332,000	328,000
Jack Bates	(7)	semi		1986/1997	5,400	30,000	Australia	BHP	Aug-13	Dec-13	525,000	380,000	—	—	—	—	—	10	—	—
							Australia	Santos	Jan-14	Feb-14	380,000	525,000			—
M.G. Hulme, Jr.	(7)	semi		1983/1996	5,000	25,000	India	ONGC	Sep-11	Jan-14	181,000	N/A	—	—	—	—	—	—	—	—
Sedco 710	(21)	semi	*	1983/2001	4,500	25,000	Brazil			Stacked			—	40	—	—	—	—	—	—

Transocean Rather		semi		1988	4,500	25,000	Angola			Stacked			—	—	—	—	—		—	—	—
Sovereign Explorer		semi		1984	4,500	25,000	USGOM			Stacked			—	—	—	—	—		—	—	—
										Total Estimated Days Out of Service			185	120	—	118	42		31	77	9
										Estimated Average Contract Dayrate(5)			$356,000	$366,000	$391,000	$383,000	$372,000		$377,000	$371,000	$377,000

High Specification Floater: Harsh Environment (7)

Transocean Barents	(6), (7)	semi	*	2009	10,000	30,000	NNS	DNO	Dec-12	Mar-14	582,000	552,000	—	—	—	—	—		12	72	—
	(6), (7), (17)						NNS	DNO	Mar-14	Jun-14	503,000	582,000
	(6), (7)						NNS	Shell	Aug-14	Aug-15	598,000	503,000
Transocean Spitsbergen	(6), (7), (16)						NNS	Statoil	Jul-13	Jul-15	542,000	504,000	—	—	—	—	—		—	—	—
Henry Goodrich	(6)	semi		1985/2007	5,000	30,000	Canada	Husky	Oct-10	Apr-14	347,000	381,000	5	—	—	—	—		—	—	—
	(6), (8)						Canada	Suncor	Apr-14	Jan-15	476,000	347,000
Transocean Leader	(6), (7)	semi		1987/1997	4,500	25,000	NNS	Statoil	Mar-12	Mar-15	406,000	469,000	3	—	—	—	—		—	—	—
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Sep-13	Sep-14	442,000	350,000	—	—	—	—	—		—	—	—
	(7)						UKNS	BP	Sep-14	Mar-15	448,000	442,000
Transocean Arctic	(6), (7)						NNS	Rig Management Norway	Sep-13	May-14	416,000	423,000	—	—	—	—	—		—	34	45
	(6), (7)						NNS	Rig Management Norway	May-14	Jun-15	420,000	416,000
Polar Pioneer	(6), (7)	semi		1985	1,500	25,000	NNS	Statoil	Feb-10	Jan-14	522,000	309,000	—	—	—	—	41		48	—	—
	(6)						TBA	TBA	May-14	May-17	620,000	522,000
										Total Estimated Days Out of Service			8	—	—	—	41		60	106	45
										Estimated Average Contract Dayrate(5)			$443,000	$450,000	$458,000	$465,000	$461,000	$461,000	$471,000	$493,000	$508,000

Midwater Floaters (22)

Sedco 700		semi		1973/1997	3,600	25,000	Malaysia			Stacked			—	—	—	—	—		—	—	—
Transocean Legend		semi		1983	3,500	25,000	Australia	Conoco Phillips	Mar-12	Mar-14	293,000	300,000	—	—	—	11	34		—	—	—
	(7)						Australia	Conoco Phillips	Mar-14	Sep-14	428,000	293,000
Transocean Amirante		semi		1978/1997	3,500	25,000	Malta			Idle			—	—	—	—	—		—	—	—
GSF Arctic I		semi		1983/1996	3,400	25,000	Spain			Stacked			—	—	—	—	—		—	—	—
Transocean Driller	(7), (8)	semi		1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	266,000	116,000	—	—	—	—	—		—	—	20
GSF Rig 135		semi		1983	2,800	25,000	Congo	Total	Jul-13	Sep-15	365,000	340,000	—	58	92	—	—		—	—	—
GSF Rig 140	(6)	semi		1983	2,800	25,000	India	ONGC	Mar-12	Jul-14	260,000	N/A	—	6	—	—	—		—	30	—
GSF Aleutian Key		semi		1976/1999/2001	2,300	25,000	Gabon			Stacked			—	—	—	—	—		—	—	—
Sedco 711	(18)	semi		1982	1,800	25,000	UKNS	Talisman	Dec-13	Jun-14	350,000	275,000	—	—	60	86	—		—	—	—
							UKNS	Talisman	Jun-14	Dec-14	355,000	350,000
							UKNS	Talisman	Dec-14	Jun-15	361,000	355,000

						UKNS	Talisman	Jun-15	Dec-15	366,000	361,000
Transocean John Shaw	(7)	semi	1982	1,800	25,000	UKNS	Taqa	Sep-13	Jan-15	362,000	360,000	—	—	—	—	83	23	—	—
	(7)					UKNS	Taqa	Jan-15	Jan-16	417,000	362,000
GSF Arctic III	(7)	semi	1984	1,800	25,000	UKNS	Chevron	Apr-13	Oct-13	363,000	313,000	—	—	—	—	—	—	—	—
	(7)					UKNS	ATP Oil & Gas	Oct-13	Jan-14	317,000	363,000
	(7)					UKNS	ATP Oil & Gas	Jan-14	Jul-14	322,000	317,000
	(7)					UKNS	ATP Oil & Gas	Jul-14	Jan-15	326,000	322,000
	(7)					UKNS	ATP Oil & Gas	Jan-15	Jul-15	331,000	326,000
	(7)					UKNS	ATP Oil & Gas	Jul-15	Aug-15	336,000	331,000
Sedco 712		semi	1983	1,600	25,000	UKNS	Talisman	Oct-13	Apr-14	380,000	N/A	53	91	92	10	—	—	—	—
						UKNS	Talisman	Apr-14	Sep-14	386,000	380,000
						UKNS	Talisman	Sep-14	Mar-15	391,000	386,000
						UKNS	Talisman	Mar-15	Sep-15	397,000	391,000
						UKNS	Talisman	Sep-15	Mar-16	403,000	397,000
						UKNS	Talisman	Mar-16	Sep-16	409,000	403,000
Sedco 714	(7)	semi	1983/1997	1,600	25,000	UKNS	Total	Dec-12	Dec-13	396,000	398,000	—	—	—	7	90	23	—	—
	(7)					UKNS	Total	Apr-14	Apr-15	434,000	396,000
	(7)					UKNS	Total	Apr-15	Oct-15	441,000	434,000
GSF Grand Banks	(6), (8)	semi	1984	1,500	25,000	Canada	Husky	Jan-13	Sep-15	409,000	297,000	—	—	—	—	71	54	—	—
Actinia		semi	1982	1,500	25,000	India	ONGC	Jun-12	Jul-15	190,000	222,000	—	—	—	—	—	—	21	—
Sedco 601		semi	1983	1,500	25,000	Malaysia			Stacked			—	—	—	—	—	—	—	—
Sedneth 701	(7)	semi	1972/1993	1,500	25,000	Nigeria	NPDC	Sep-12	Dec-14	311,000	275,000	—	—	—	—	35	—	—	—
Transocean Winner	(6), (7)	semi	1983	1,500	25,000	NNS	Marathon	Jan-13	Jan-15	453,000	495,000	—	—	—	—	—	—	—	—
	(6), (7)					NNS	Marathon	Jan-15	Jul-16	499,000	453,000
Transocean Searcher	(6), (7)	semi	1983/1988	1,500	25,000	NNS	BG	Jun-12	May-15	397,000	447,000	15	76	—	—	—	—	—	—
Transocean Prospect	(7)	semi	1983/1992	1,500	25,000	UKNS	Nexen	Aug-13	Feb-14	426,000	252,000	—	—	—	—	—	—	—	—
	(7)					UKNS	Conoco Phillips	Feb-14	Aug-14	407,000	426,000
	(7)					UKNS	Conoco Phillips	Aug-14	Nov-14	413,000	407,000
	(7)					UKNS	Conoco Phillips	Nov-14	Feb-15	383,000	413,000
J.W. McLean		semi	1974/1996	1,250	25,000	UKNS			Stacked			—	—	—	—	—	—	—	—
Sedco 704	(7)	semi	1974/1993	1,000	25,000	UKNS	Maersk	Jun-13	Mar-16	378,000	335,000	50	91	10	86	2	—	—	—
									Total Estimated Days Out of Service			118	322	254	200	315	100	51	20
									Estimated Average Contract Dayrate(5)			$310,000	$316,000	$337,000	$345,000	$340,000	$353,000	$365,000	$362,000

High Specification Jackups (12)

GSF Constellation I	(6)		2003	400	30,000	Indonesia	Total	Sep-12	Jan-16	150,000	140,000	35	—	—	—	7	—	—	—

GSF Constellation II	(6)			2004	400	30,000	Gabon	Total	Oct-12	Jul-15	162,000	109,000	19	—	—	6	—	—	—	—
GSF Galaxy I	(7)			1991/2001	400	30,000	UKNS	Total	Dec-13	Jun-14	218,000	133,000	—	—	2	89	—	—	—	—
	(7)						UKNS	Total	Jun-14	Dec-14	222,000	218,000
	(7)						UKNS	Total	Dec-14	Jun-15	225,000	222,000
	(7)						UKNS	Total	Jun-15	Dec-15	228,000	225,000
	(7)						UKNS	Total	Dec-15	Jun-16	231,000	228,000
	(7)						UKNS	Total	Jun-16	Dec-16	235,000	231,000
GSF Galaxy II	(7)			1998	400	30,000	UKNS	GDF Suez	Dec-13	Mar-14	191,000	190,000	—	—	6	76	—	—	—	—
	(7)						UKNS	GDF Suez	Mar-14	Jun-14	212,000	191,000
							UKNS	GDF Suez	Jun-14	Dec-14	222,000	212,000
GSF Galaxy III	(6), (7)			1999	400	30,000	UKNS	Nexen	Jul-13	Apr-14	223,000	146,000	—	—	—	—	—	66	11	—
Transocean Honor	(6)			2012	400	30,000	Angola	Chevron	May-12	May-15	153,000	N/A	—	—	—	—	—	—	—	9
GSF Magellan				1992	350	30,000	Nigeria	ExxonMobil	May-13	May-14	168,000	160,000	—	—	—	—	—	21	—	—
GSF Monarch	(7)			1986	350	30,000	UKNS	GDF Suez	Sep-13	Mar-14	161,000	97,000	—	—	47	7	—	—	—	—
	(7)						UKNS	GDF Suez	Mar-14	Sep-14	164,000	161,000
	(7)						UKNS	GDF Suez	Sep-14	Mar-15	166,000	164,000
GSF Monitor				1989	350	30,000	Nigeria	NPDC	Sep-12	Oct-13	153,000	118,000	—	—	—	—	—	—	—	—
Transocean Andaman	(6)			2013	350	35,000	Thailand	Chevron	May-13	May-16	145,000	N/A	—	—	—	—	—	—	—	—
Transocean Siam Driller	(6)			2013	350	35,000	Thailand	Chevron	Mar-13	Mar-18	139,000	N/A	—	—	—	—	—	—	—	—
Transocean Ao Thai	(6)			2013	350	35,000	Thailand	Chevron	Oct-13	Oct-18	135,000	N/A	—	—	—	—
										Total Estimated Days Out of Service			54	—	56	178	7	87	11	9
										Estimated Average Contract Dayrate(5)			$159,000	$156,000	$160,000	$161,000	$168,000	$166,000	$166,000	$166,000

										Total Estimated Days Out of Service			436	480	524	705	529	329	479	279

Fixed-Price Options - See Footnote 10

Rigs Under Construction

Deepwater Asgard		ship	*	TBA	12,000	40,000	Inodnesia	TBA	Q1 2017	Q1 2018	500,000	600,000

High Specification Floater: Ultra-Deepwater

Deepwater Expedition		ship	*	1999	8,500	30,000	Saudi Arabia	Saudi Aramco	Nov-14	Jul-15	695,000	650,000
							Saudi Arabia	Saudi Aramco	Sep-15	May-16	695,000	695,000
							Saudi Arabia	Saudi Aramco	May-16	Jan-17	695,000	695,000

High Specification Floater: Deepwater

Jack Bates	(7)	semi		1986/1997	5,400	30,000	Australia	BHP	Dec-13	Jan-14	525,000	380,000
Discoverer Seven Seas		ship	*	1976/1997	7,000	25,000	Indonesia	Inpex	Jan-14	Mar-14	500,000	500,000

High Specification Floater: Harsh Environment

Transocean Spitsbergen	(6), (7), (16)	semi	*	2010	10,000	30,000	NNS	Statoil	Jul-15	Jul-17	542,000	533,000
Transocean Leader	(6), (7)	semi		1987/1997	4,500	25,000	NNS	Statoil	Mar-15	Mar-16	405,000	400,000

High Specification Jackups

GSF Constellation II	(6)			2004	400	30,000	Gabon	Total	Jul-15	Jul-16	160,000	109,000
GSF Galaxy I	(6), (7)			1991/2001	400	30,000	UKNS	Total	Jan-17	Dec-17	240,000	231,000
	(6), (7)						UKNS	Total	Jan-18	Dec-18	250,000	240,000

Revenue Efficiency

Revenue efficiency is defined as actual contract drilling revenues for the measurement period divided by the maximum revenue calculated for the measurement period, expressed as a percentage. Maximum revenue is defined as the greatest amount of contract drilling revenues the drilling unit could earn for the measurement period, excluding amounts related to incentive provisions. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation).

	Q1 2013 Actual	Q4 2012 Actual	Q3 2012 Actual	Q2 2012 Actual	Q1 2012 Actual	Q4 2011 Actual	Q3 2011 Actual	Q2 2011 Actual
Ultra Deepwater	91.1%	83.8%	95.5%	95.9%	92.4%	89.0%	89.6%	86.5%
Deepwater	91.8%	86.4%	90.9%	96.1%	94.5%	83.1%	89.7%	89.4%
Harsh Environment Floaters	98.3%	97.6%	97.3%	95.4%	97.9%	97.8%	98.0%	94.4%
Midwater Floaters	94.5%	96.4%	93.9%	90.4%	88.2%	90.6%	95.4%	91.6%
High Specification Jackups	98.6%	92.1%	95.2%	97.2%	94.3%	92.1%	93.4%	96.8%
Total Fleet - Continuing Operations	93.1%	88.0%	94.7%	94.9%	92.7%	89.6%	91.8%	88.9%

Estimated Contract Drilling Revenue can be calculated as:	Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Updated: October 16, 2013
Revisions Noted in Bold
_______________________________________________________________________________

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)
Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2013 will be reported as commencing in April 2013) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2013 will be reported as commencing in May 2013). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)
Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)
The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.

(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.

(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9)
For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company's U.K. operating subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(10)
Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)
The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(12)
Until August 2012, the contract dayrate was $469,000, subject to cost escalation. The dayrate for the remainder of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000, subject to cost escalation.

(13)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.

(14)
The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(15)
While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(16)	Dayrate excludes additional premiums for parallel operations at well centers and dynamic position operations.

(17)
Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and HPHT operations. Reduced dayrate will apply up to a maximum of 200 days for operation in water depths less or equal to 500 meters.

(18)	The contract guarantees a minimum of 240 days at this dayrate which applies for drilling HPHT wells. The dayrate will become $265,000 if the rig drills standard wells.

(19)	The GSF Jack Ryan and Deepwater Nautilus shipyard extends 24 days and 18 days respectively into the first quarter of 2015.

(20)	Reflects the current contracted dayrate for Morocco operations, inclusive of taxes; dayrate will be adjusted to reflect change in location to Senegal.

(21)
As mutually agreed between the company and the customer, effective September 5, 2013 the contract was suspended on the deepwater floater Sedco 710. The company is currently in discussions with the customer regarding the remaining contract backlog on the rig. The rig will be stacked.

Updated: October 16, 2013
Revisions Noted in Bold

Stacked Rigs

Rig Type/Name	Start Date
Deepwater (3)

Sovereign Explorer	11/1/2010
Transocean Rather	9/18/2013
Sedco 710	9/5/2013

Midwater Floaters (5)

Sedco 700	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 601	4/9/2011
J.W. McLean	4/13/2011
GSF Arctic I	7/1/2013

Idle (1)

Transocean Amirante	8/15/2013

Stacked and Idle rigs detailed above are not currently operating on contract. Start date denotes when rig commences idle or stacked status.

An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations,Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers. When mobilization or demobilization occurs during a contract period, we recognize revenues as earned. In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The category titled "High Specification Jackups" consists of high performance jackup rigs that possess the ability to drill in water depths of 400 feet or less.

Stacking. An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.